UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	AUGUST 26, 2005

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On June 29, 2004, the registrant announced an agreement with Flextronics regarding the divesture of substantially all of the registrant’s remaining manufacturing operations, including product integration and repair operations carried out in Calgary, Montreal, Canada and Campinas, Brazil, as well as certain activities related to these locations, including the management of the supply chain, related supplier and third-party logistics. In Europe, Flextronics made an offer to purchase similar registrant operations at Monkstown, Northern Ireland and Chateaudun, France, subject to the completion of the required information and consultation period. Under the terms of the agreement and offer, Flextronics also agreed to acquire the registrant’s global repair services as well as certain design assets in Ottawa, Canada and Monkstown related to hardware and embedded software design, and related product verification for certain established optical products.
The portion of the transaction related to the optical design activities in Ottawa and Monkstown was completed on November 1, 2004. On February 8, 2005, the registrant announced the completion of the portion of the transaction related to the manufacturing activities in Montreal. On August 22, 2005, the registrant completed the transfer of the manufacturing operations and related assets including product integration, testing, repair and logistics operations at the registrant’s systems house in Chateaudun, France.
In conjunction with the above referenced transaction, the registrant’s principal direct operating subsidiary, Nortel Networks Limited (“Nortel”), entered into an asset purchase agreement dated June 29, 2004 among Nortel, Flextronics International Ltd. (“Flextronics Limited”), and Flextronics Telecom Systems Ltd. (“Flextronics Telecom”), which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the “Asset Purchase Agreement”). The Asset Purchase Agreement was subsequently amended by a first amending agreement dated as of November 1, 2004, which was filed as Exhibit 10.60 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (“First Amending Agreement”), and further amended thereafter by a second amending agreement effective February 7, 2005, which was filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (“Second Amending Agreement”).
In conjunction with the completion of the transfer of Nortel’s manufacturing operations in Chateaudun, France, Nortel, Flextronics Limited and Flextronics Telecom further amended the Asset Purchase Agreement by entering into a third amending agreement made as of August 22, 2005, a copy of which is attached hereto as Exhibit 99.1 (“Third Amending Agreement”).
The foregoing summary description of the Asset Purchase Agreement, First Amending Agreement, Second Amending Agreement, and the Third Amending Agreement is not purported to be complete and is qualified in it entirety by reference to the terms and conditions of those respective agreements.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Third Amending Agreement to Asset Purchase Agreement between Nortel Networks Limited, Flextronics International Ltd., and Flextronics Telecom Systems Ltd., made as of August 22, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Gordon A. Davies
Gordon A. Davies
Assistant General Counsel — Securities and Corporate Secretary

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: August 26, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Third Amending Agreement to Asset Purchase Agreement between Nortel Networks Limited, Flextronics International Ltd., and Flextronics Telecom Systems Ltd., made as of August 22, 2005.